Columbia Tax-Managed Growth Fund
Columbia Tax-Managed Growth Fund II
Columbia Tax-Managed Value Fund
Columbia Tax-Managed Aggressive Growth Fund


77.E  Legal Proceedings


Recently, Columbia Management Advisors, Inc. ("CMA") has been named as a defendant in several derivative actions under Sections 34(b), 36(b) and 48(a) of the Investment Company Act of 1940, as amended, alleging, among other things, that the fees and expenses paid by the Registrant are excessive. Cohen v. FleetBoston Financial Corporation was filed in the U.S. District Court for the District of Massachusetts on August 2, 2004; Osburn v. FleetBoston Financial Corporation was filed in the U.S. District Court for the District of Massachusetts on August 10, 2004; Slicker v. FleetBoston Financial Corporation was filed in the U.S. District Court for the District of Massachusetts on August 11, 2004; and Simmonds v. FleetBoston Financial Corporation was filed in the U.S. District Court for the District of Massachusetts on September 8, 2004. CMA and the other defendants to these actions, including various affiliates, mutual funds advised by CMA and its affiliates, and directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. The above-named actions were consolidated on March 2, 2005 (In re Columbia Entities Litigation, Civil Action No. 04-11704-REK).

On January 11, 2005, a putative class action lawsuit (Lefler, et. al. v. Hacker, et. al.,) was filed in the U.S. Disrict Court for the District of Massachusetts against, among others, the Trustees of the Fund and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Fund and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.


Various civil individual, class and derivative actions have been filed in regard to certain market timing allegations. As of February 28, 2005, the following complaints have been received:

(1) George Slaybe et al, Plaintiffs, v. Columbia Management Advisors, Inc., et al. United States District Court
         District of Massachusetts
         Case # 04 10534 PBS

(2) David Armetta derivatively on behalf of the Columbia Common Stock Fund, Plaintiff v. FleetBoston Financial Corporation, et al.

         United States District Court
         District of Massachusetts
         Case # 04 10555 MLW

(3) Edward I. Segel and Iris Segel derivatively on behalf of Columbia Acorn Fund, Columbia Acorn Trust and the Columbia Funds, Plaintiffs, v. FleetBoston Financial Corporation, et al.

         United States District Court
         District of Massachusetts
         Case # 04-10567MEL

(4) Catherine Dukes, Individually and On Behalf of All Others Similarly Situated
v. Columbia Funds, FleetBoston Financial Corporation, et al.

         United States District Court
         District of Massachusetts
         Case # 04-10315-PBS

(5) AB Medical Equipment Corp., Individually and On Behalf of All Others Similarly Situated, Plaintiff, v. FleetBoston Financial Corporation, et al.

         United States District Court
         District of Massachusetts
         Case # 04-10355PBS

(6) Karen M. McKenna, Individually and on Behalf of All Others Similarly Situated, Plaintiff, v. Columbia Funds, Columbia Acorn Trust, FleetBoston Financial Corporation, et al.

         United States District Court
         Southern District of New York
         Case # 04 CV 1576


(7) Lawrence S. Wick, as custodian for Ryan S. Wick, Andrew T. Wick, and Hayley
L. Wick, and Ryan S. Wick, Andrew T. Wick, and Hayley L. Wick individually and on behalf of others similarly situated, Plaintiffs, v. FleetBoston Financial Corporation, et al.

         United States District Court
         District of Massachusetts
         Case # 04-10408HEL


(8) Steven B. Ehrlich, Custodian for Cory Ryan Ehrlich UTMA/Florida, Individually and On Behalf of All Others Similarly Situated v. FleetBoston Financial Corporation, et al.

         United States District Court
         District of Massachusetts
         Case # 04 10405 PBS


(9) Harold Beardsley, et al on behalf of Columbia Disciplined Value Fund (the "Columbia Funds") v. FleetBoston Financial Corporation, et al

         United States District Court
         District of Massachusetts
         Case # 04 10978 PBS





77Q1
Exhibits


 Amendment to Investment Management Agreement

Each Agreement under which Columbia Management Advisors, Inc. acts as investment adviser to one or more of the investment companies indicated on Schedule A hereto (each a "Fund) is hereby amended to reduce the rates at which fees are payable thereunder with respect to such Fund to the rates indicated on Schedule A, from and after the date that Columbia Management Advisors, Inc. enters into a final Assurance of Discontinuance with the Office of the Attorney General of the State of New York relating to mutual fund trading practices.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of October 12, 2004.

COLUMBIA FUNDS TRUST I,       COLUMBIA SMALL CAP GROWTH FUND, INC.,

COLUMBIA FUNDS TRUST II,      COLUMBIA INTERNATIONAL STOCK FUND, INC.,

COLUMBIA FUNDS TRUST III,     COLUMBIA TECHNOLOGY FUND, INC.,

COLUMBIA FUNDS TRUST IV,      COLUMBIA SHORT-TERM BOND FUND, INC.,

COLUMBIA FUNDS TRUST V,       LIBERTY VARIABLE INVESTMENT TRUST, and

COLUMBIA FUNDS TRUST VI,      STEINROE VARIABLE INVESTMENT TRUST

COLUMBIA FUNDS TRUST VII,

COLUMBIA FUNDS TRUST VIII,

COLUMBIA FUNDS TRUST IX,

COLUMBIA FUNDS TRUST X,

COLUMBIA FUNDS TRUST XI,

On behalf of each series of listed on Schedule A hereto

      By: /s/ Christopher L. Wilson
          -------------------------

      Title: President

COLUMBIA MANAGEMENT ADVISORS, INC.

      By: /s/ Roger A. Sayler
          ---------------------------

      Title: Executive Vice President

                                                                      Schedule A

                                       BREAKPOINTS $MM OF AVERAGE DAILY
             FUND NAME                            NET ASSETS                RATE
-----------------------------------    --------------------------------     ----
Columbia Tax-Managed Growth Fund           $    0.0   to   $  500.0        0.520%
                                           $  500.0   to   $1,000.0        0.470%
                                           $1,000.0   to   $1,500.0        0.420%
                                           $1,500.0   to   $3,000.0        0.370%
                                           $3,000.0   to   $6,000.0        0.350%
                                          >$6,000.0                        0.330%

Columbia Tax-Managed Growth Fund II        $    0.0   to   $  500.0        0.720%
                                           $  500.0   to   $1,000.0        0.670%
                                           $1,000.0   to   $1,500.0        0.620%
                                           $1,500.0   to   $3,000.0        0.570%
                                           $3,000.0   to   $6,000.0        0.550%
                                          >$6,000.0                        0.530%

Columbia Large Cap Growth Fund             $    0.0   to   $  500.0        0.700%
                                           $  500.0   to   $1,000.0        0.650%
                                           $1,000.0   to   $1,500.0        0.600%
                                           $1,500.0   to   $3,000.0        0.550%
                                           $3,000.0   to   $6,000.0        0.530%
                                          >$6,000.0                        0.510%

Columbia Large Cap Core Fund               $    0.0   to   $  500.0        0.700%
                                           $  500.0   to   $1,000.0        0.650%
                                           $1,000.0   to   $1,500.0        0.600%
                                           $1,500.0   to   $3,000.0        0.550%
                                           $3,000.0   to   $6,000.0        0.530%
                                          >$6,000.0                        0.510%

Columbia Growth & Income Fund              $    0.0   to   $  500.0        0.770%
                                           $  500.0   to   $1,000.0        0.720%
                                           $1,000.0   to   $1,500.0        0.600%
                                           $1,500.0   to   $3,000.0        0.600%
                                           $3,000.0   to   $6,000.0        0.600%
                                          >$6,000.0                        0.580%

Columbia Tax-Managed Value Fund            $    0.0   to   $  500.0        0.720%
                                           $  500.0   to   $1,000.0        0.670%
                                           $1,000.0   to   $1,500.0        0.620%
                                           $1,500.0   to   $3,000.0        0.570%
                                           $3,000.0   to   $6,000.0        0.550%
                                          >$6,000.0                        0.530%

Columbia Disciplined Value Fund            $    0.0   to   $  500.0        0.700%
                                           $  500.0   to   $1,000.0        0.650%
                                           $1,000.0   to   $1,500.0        0.600%
                                           $1,500.0   to   $3,000.0        0.550%
                                           $3,000.0   to   $6,000.0        0.530%
                                          >$6,000.0                        0.510%

Columbia Dividend Income Fund              $    0.0   to   $  500.0        0.700%
                                           $  500.0   to   $1,000.0        0.650%
                                           $1,000.0   to   $1,500.0        0.600%
                                           $1,500.0   to   $3,000.0        0.550%
                                           $3,000.0   to   $6,000.0        0.530%
                                          >$6,000.0                        0.510%

Liberty Growth & income Fund, VS           $    0.0   to   $  500.0        0.770%
                                           $  500.0   to   $1,000.0        0.720%
                                           $1,000.0   to   $1,500.0        0.670%
                                           $1,500.0   to   $3,000.0        0.620%
                                           $3,000.0   to   $6,000.0        0.600%
                                          >$6,000.0                        0.580%

Liberty Equity Fund, VS                    $    0.0   to   $  500.0        0.700%
                                           $  500.0   to   $1,000.0        0.650%
                                           $1,000.0   to   $1,500.0        0.610%
                                           $1,500.0   to   $3,000.0        0.560%
                                           $3,000.0   to   $6,000.0        0.545%
                                          >$6,000.0                        0.525%

Columbia Mid Cap Growth Fund               $    0.0   to   $  500.0        0.820%
                                           $  500.0   to   $1,000.0        0.750%
                                           $1,000.0   to   $1,500.0        0.720%
                                          >$1,500.0                        0.670%

Columbia Small Cap Growth Fund, Inc.       $    0.0   to   $  500.0        0.870%
                                           $  500.0   to   $1,000.0        0.820%
                                          >$1,000.0                        0.770%

Columbia Asset Allocation Fund             $    0.0   to   $  500.0        0.650%
                                           $  500.0   to   $1,000.0        0.600%
                                           $1,000.0   to   $1,500.0        0.550%
                                           $1,500.0   to   $3,000.0        0.500%
                                           $3,000.0   to   $6,000.0        0.480%
                                          >$6,000.0                        0.460%

Columbia International Equity Fund         $    0.0   to   $  500.0        0.803%
                                           $  500.0   to   $1,000.0        0.753%
                                           $1,000.0   to   $1,500.0        0.703%
                                           $1,500.0   to   $3,000.0        0.653%
                                           $3,000.0   to   $6,000.0        0.633%
                                          >$6,000.0                        0.613%

Columbia International Stock Fund, Inc.    $    0.0   to   $  500.0   0.870%
                                           $  500.0   to   $1,000.0   0.820%
                                           $1,000.0   to   $1,500.0   0.770%
                                           $1,500.0   to   $3,000.0   0.720%
                                           $3,000.0   to   $6,000.0   0.700%
                                          >$6,000.0                   0.680%

Columbia Newport Tiger Fund                $    0.0   to   $  500.0   0.700%
                                           $  500.0   to   $1,000.0   0.700%
                                           $1,000.0   to   $1,500.0   0.620%
                                           $1,500.0   to   $3,000.0   0.570%
                                           $3,000.0   to   $6,000.0   0.520%
                                          >$6,000.0                   0.470%

Columbia Newport Greater China Fund        $    0.0   to   $  500.0   0.950%
                                           $  500.0   to   $1,000.0   0.950%
                                           $1,000.0   to   $1,500.0   0.870%
                                           $1,500.0   to   $3,000.0   0.820%
                                           $3,000.0   to   $6,000.0   0.770%
                                          >$6,000.0                   0.720%

Columbia International Fund, VS            $    0.0   to   $  500.0   0.870%
                                           $  500.0   to   $1,000.0   0.820%
                                           $1,000.0   to   $1,500.0   0.770%
                                           $1,500.0   to   $3,000.0   0.720%
                                           $3,000.0   to   $6,000.0   0.700%
                                          >$6,000.0                   0.680%

Columbia Technology Fund, Inc.             $    0.0   to   $  500.0   0.870%
                                           $  500.0   to   $1,000.0   0.820%
                                          >$1,000.0                   0.770%

Columbia Real Estate Equity Fund, VS                                  0.650%

Liberty S&P 500 Index Fund, VS                                        0.200%

Columbia Federal Securities Fund           $    0.0   to   $  500.0   0.530%
                                           $  500.0   to   $1,000.0   0.480%
                                           $1,000.0   to   $1,500.0   0.450%
                                           $1,500.0   to   $3,000.0   0.420%
                                          >$3,000.0                   0.400%

Columbia Intermediate Government
Income Fund                                   $    0.0   to   $  500.0          0.460%
                                              $  500.0   to   $1,000.0          0.410%
                                              $1,000.0   to   $1,500.0          0.380%
                                              $1,500.0   to   $3,000.0          0.350%
                                              $3,000.0   to   $6,000.0          0.340%
                                             >$6,000.0                          0.330%

Columbia Contrarian Income Fund               $    0.0   to   $  500.0          0.550%
                                              $  500.0   to   $1,000.0          0.500%
                                              $1,000.0   to   $1,500.0          0.470%
                                              $1,500.0   to   $3,000.0          0.440%
                                              $3,000.0   to   $6,000.0          0.430%
                                             >$6,000.0                          0.420%

Columbia Corporate Bond Fund                  $    0.0   to   $  500.0          0.480%
                                              $  500.0   to   $1,000.0          0.430%
                                              $1,000.0   to   $1,500.0          0.400%
                                              $1,500.0   to   $3,000.0          0.370%
                                              $3,000.0   to   $6,000.0          0.360%
                                             >$6,000.0                          0.350%

Columbian Intermediate Bond Fund              $    0.0   to   $  500.0          0.350%
                                              $  500.0   to   $1,000.0          0.350%
                                              $1,000.0   to   $1,500.0          0.300%
                                              $1,500.0   to   $3,000.0          0.290%
                                              $3,000.0   to   $6,000.0          0.280%
                                             >$6,000.0                          0.270%

Columbia Quality Plus Bond Fund               $    0.0   to   $  500.0          0.480%
                                              $  500.0   to   $1,000.0          0.430%
                                              $1,000.0   to   $1,500.0          0.400%
                                              $1,500.0   to   $3,000.0          0.370%
                                              $3,000.0   to   $6,000.0          0.360%
                                             >$6,000.0                          0.350%

Columbia Income Fund                          $    0.0   to   $  500.0          0.420%
                                              $  500.0   to   $1,000.0          0.375%
                                              $1,000.0   to   $1,500.0          0.370%
                                              $1,500.0   to   $3,000.0          0.340%
                                              $3,000.0   to   $6,000.0          0.330%
                                             >$6,000.0                          0.320%

Liberty Federal Securities Fund, VS           $    0.0   to   $  500.0          0.380%
                                              $  500.0   to   $1,000.0          0.330%
                                              $1,000.0   to   $1,500.0          0.300%
                                              $1,500.0   to   $3,000.0          0.270%
                                              $3,000.0   to   $6,000.0          0.260%
                                             >$6,000.0                          0.250%

Columbia High-Yield Fund, Inc.                $    0.0   to   $  500.0          0.600%
                                              $  500.0   to   $1,000.0          0.550%
                                              $1,000.0   to   $1,500.0          0.520%
                                             >$1,500.0                          0.490%

Columbia High Yield Opportunity Fund          $    0.0   to   $  500.0          0.600%
                                              $  500.0   to   $1,000.0          0.550%
                                              $1,000.0   to   $1,500.0          0.520%
                                             >$1,500.0                          0.490%


Columbia Short-Term Bond Fund, Inc.           $    0.0   to   $  500.0          0.450%
                                             >$  500.0                          0.400%

Columbia Strategic Income Fund                $    0.0   to   $  500.0          0.600%
                                              $  500.0   to   $1,000.0          0.550%
                                              $1,000.0   to   $1,500.0          0.520%
                                             >$1,500.0                          0.490%

Columbia Strategic Income Fund, VS            $    0.0   to   $  500.0          0.600%
                                              $  500.0   to   $1,000.0          0.550%
                                              $1,000.0   to   $1,500.0          0.520%
                                             >$1,500.0                          0.490%

Columbia Tax-Exempt Insured Fund              $    0.0   to   $  500.0          0.550%
                                              $  500.0   to   $1,000.0          0.500%
                                              $1,000.0   to   $1,500.0          0.470%
                                              $1,500.0   to   $3,000.0          0.440%
                                              $3,000.0   to   $6,000.0          0.430%
                                             >$6,000.0                          0.420%
(Combined with Columbia Tax Exempt
Fund for purposes of determining
breakpoints)
Columbia Tax Exempt Fund                      $    0.0   to   $  500.0          0.550%
                                              $  500.0   to   $1,000.0          0.500%
                                              $1,000.0   to   $1,500.0          0.470%
                                              $1,500.0   to   $3,000.0          0.440%
                                              $3,000.0   to   $6,000.0          0.430%
                                             >$6,000.0                          0.420%
(Combined with Columbia Tax Exempt
Insured Fund for purposes of
determining breakpoints)
Columbia Florida Intermediate
Municipal Bond Fund                           $    0.0   to   $  500.0          0.480%
                                              $  500.0   to   $1,000.0          0.430%
                                              $1,000.0   to   $1,500.0          0.400%
                                              $1,500.0   to   $3,000.0          0.370%
                                              $3,000.0   to   $6,000.0          0.360%
                                             >$6,000.0                          0.350%

Columbia Connecticut Intermediate
Municipal Bond Fund                          $    0.0   to   $  500.0           0.480%
                                             $  500.0   to   $1,000.0           0.430%
                                             $1,000.0   to   $1,500.0           0.400%
                                             $1,500.0   to   $3,000.0           0.370%
                                             $3,000.0   to   $6,000.0           0.360%
                                            >$6,000.0                           0.350%

Columbia Massachusetts Intermediate
Municipal Bond Fund                          $    0.0   to   $  500.0           0.480%
                                             $  500.0   to   $1,000.0           0.430%
                                             $1,000.0   to   $1,500.0           0.400%
                                             $1,500.0   to   $3,000.0           0.370%
                                             $3,000.0   to   $6,000.0           0.360%
                                            >$6,000.0                           0.350%

Columbia Intermediate Tax-Exempt
Bond Fund                                    $    0.0   to   $  500.0           0.480%
                                             $  500.0   to   $1,000.0           0.430%
                                             $1,000.0   to   $1,500.0           0.400%
                                             $1,500.0   to   $3,000.0           0.370%
                                             $3,000.0   to   $6,000.0           0.360%
                                            >$6,000.0                           0.350%

Columbia Pennsylvania Intermediate
Municipal Bond Fund                          $    0.0   to   $  500.0           0.480%
                                             $  500.0   to   $1,000.0           0.430%
                                             $1,000.0   to   $1,500.0           0.400%
                                             $1,500.0   to   $3,000.0           0.370%
                                             $3,000.0   to   $6,000.0           0.360%
                                            >$6,000.0                           0.350%

Columbia New Jersey Intermediate
Municipal Bond Fund                          $    0.0   to   $  500.0           0.480%
                                             $  500.0   to   $1,000.0           0.430%
                                             $1,000.0   to   $1,500.0           0.400%
                                             $1,500.0   to   $3,000.0           0.370%
                                             $3,000.0   to   $6,000.0           0.360%
                                            >$6,000.0                           0.350%

Columbia Rhode Island Intermediate
Municipal Bond Fund                          $    0.0   to   $  500.0           0.480%
                                             $  500.0   to   $1,000.0           0.430%
                                             $1,000.0   to   $1,500.0           0.400%
                                             $1,500.0   to   $3,000.0           0.370%
                                             $3,000.0   to   $6,000.0           0.360%
                                            >$6,000.0                           0.350%

Columbia New York Intermediate
Municipal Bond Fund                          $    0.0   to   $  500.0  0.480%
                                             $  500.0   to   $1,000.0  0.430%
                                             $1,000.0   to   $1,500.0  0.400%
                                             $1,500.0   to   $3,000.0  0.370%
                                             $3,000.0   to   $6,000.0  0.360%
                                             $6,000.0                  0.350%

                          Amendment to Management Agreement

The Management Agreement under which Columbia Management Advisors, Inc. acts as investment adviser to Columbia Large Cap Growth Fund (the "Fund) is hereby amended to reduce the rates at which fees are payable thereunder to the rates indicated on Schedule A, from and after the date that the Fund acquires all of the assets and liabilities of Columbia Growth Fund, Inc. in exchange for shares of the Fund.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of October 12, 2004.

COLUMBIA FUNDS TRUST XI
On behalf of Columbia Large Cap Growth Fund

         By: /s/ Christopher L. Wilson
                 Title: President

COLUMBIA MANAGEMENT ADVISORS, INC.

         By: /s/ Roger A. Sayler
         Title: Executive Vice President

                                                       Schedule A

                                     Breakpoints $MM of
Fund Name                           Average Daily Net Assets          Rate
---------                          ------------------------           ----
Columbia Large Cap Growth Fund            $0.0   to   $200.0           0.75%
                                      > $200.0   to   $500.0           0.625%
                                      > $500.0                         0.50%


Amended By-Laws incorporated by to Accession Number 0000021832-05-000012